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                                                                      EXHIBIT 99


GREENPOINT MANUFACTURED HOUSING CONTRACT TRUST
PASS THROUGH CERTIFICATES
SERIES 1999-1
INVESTOR NUMBER 51999021

Determination Date:            09-Nov-99
Remittance Date:               15-Nov-99
Month End Date:                31-Oct-99

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
(a)     Class A-1  Distribution Amount                                                                              4,649,105.10

(b)     Class A-1  Distribution Principal                                                                           4,089,820.29
                      Scheduled Payments of Principal                                        696,584.46
                      Partial Prepayments                                                    326,397.74
                      Scheduled Principal Balance Principal Prepayment in Full             1,220,517.39
                      Scheduled Principal Balance Liquidated Contracts                     1,846,320.70
                      Scheduled Principal Balance Repurchases                                      0.00

(c)     Class A-1  Interest Distribution                                                                              559,284.81
        Class A-1  Interest Shortfall                                                                                       0.00

(d)     Class A-1  Remaining Certificate Balance                                                                  112,024,673.40

(e)     Class A-2  Distribution Amount                                                                                628,545.83

(f)     Class A-2  Distribution Principal                                                                                   0.00
                      Scheduled Payments of Principal                                              0.00
                      Partial Prepayments                                                          0.00
                      Scheduled Principal Balance Principal Prepayment in Full                     0.00
                      Scheduled Principal Balance Liquidated Contracts                             0.00
                      Scheduled Principal Balance Repurchases                                      0.00
(g)     Class A-2  Interest Distribution                                                                              628,545.83
        Class A-2  Interest Shortfall                                                                                       0.00

(h)     Class A-2  Remaining Certificate Balance                                                                  125,500,000.00

(i)     Class A-3  Distribution Amount                                                                                463,341.67

(j)     Class A-3  Distribution Principal                                                                                   0.00
                      Scheduled Payments of Principal                                              0.00
                      Partial Prepayments                                                          0.00
                      Scheduled Principal Balance Principal Prepayment in Full                     0.00
                      Scheduled Principal Balance Liquidated Contracts                             0.00
                      Scheduled Principal Balance Repurchases                                      0.00
(k)     Class A-3  Interest Distribution                                                                              463,341.67
        Class A-3  Interest Shortfall                                                                                       0.00

(l)     Class A-3  Remaining Certificate Balance                                                                   91,000,000.00

(m)     Class A-4  Distribution Amount                                                                                400,625.00

(n)     Class A-4  Distribution Principal                                                                                   0.00
                      Scheduled Payments of Principal                                              0.00
                      Partial Prepayments                                                          0.00
                      Scheduled Principal Balance Principal Prepayment in Full                     0.00
                      Scheduled Principal Balance Liquidated Contracts                             0.00
                      Scheduled Principal Balance Repurchases                                      0.00

(o)     Class A-4  Interest Distribution                                                                              400,625.00
        Class A-4  Interest Shortfall                                                                                       0.00

(p)     Class A-4  Remaining Certificate Balance                                                                   75,000,000.00

(q)     Class A-5  Distribution Amount                                                                              1,109,485.74

(r)     Class A-5  Distribution Principal                                                                                   0.00
                      Scheduled Payments of Principal                                              0.00
                      Partial Prepayments                                                          0.00
                      Scheduled Principal Balance Principal Prepayment in Full                     0.00
                      Scheduled Principal Balance Liquidated Contracts                             0.00
                      Scheduled Principal Balance Repurchases                                      0.00

(s)     Class A-5 Interest Distribution                                                                             1,109,485.74
        Class A-5 Interest Shortfall                                                                                        0.00

(t)     Class A-5 Remaining Certificate Balance                                                                   196,659,215.00

(u)     Class A-1 Pass Through Rate                                                                                         5.78%
        Class A-2 Pass Through Rate                                                                                         6.01%
        Class A-3 Pass Through Rate                                                                                         6.11%
        Class A-4 Pass Through Rate                                                                                         6.41%
        Class A-5 Pass Through Rate                                                                                         6.77%

(v)     Monthly Servicing Fee                                                                                         503,561.42

(w)     Delinquency                                                            # of Contracts                      Prin. Balance
                                                                               --------------                      -------------

                               a)  One Monthly Payment Delinquent                         359                      12,340,126.59
                               b)  Two Monthly Payments                                    92                       3,384,087.50
                               c)  Three or more Monthly Payments                         110                       4,325,422.74
                                                                                          561                      20,049,636.83



                                                                                                                Difference Paid
(x)     Repurchased Contracts               Contract Number                  Repurchase Price                      by Seller
                                            ---------------                  ----------------                   ----------------
                                                          0                              0.00                               0.00

                                          Total Repurchases                              0.00                               0.00


(y)     Repossessions or Foreclosures                                                  Number                     Actual Balance
                                                                               --------------                     --------------
                                           BOP Repossessions                              195                       6,945,481.21
                                           Plus Repossessions this Month                   85                       2,940,778.91
                                           Less Liquidations                              (61)                     (1,870,552.85)
                                           EOP Repossessions                              219                       8,015,707.27

(z)     Class A-1 Enhancement Payment                                                                                       0.00
        Class A-2 Enhancement Payment                                                                                       0.00
        Class A-3 Enhancement Payment                                                                                       0.00
        Class A-4 Enhancement Payment                                                                                       0.00
        Class A-5 Enhancement Payment                                                                                       0.00

(aa)    Monthly Advance                                                                                               216,286.90
        Outstanding Amount Advanced                                                                                   392,942.28

(bb)    Deposit to Special Account/Distribution to Class R Certificateholders                                               0.00

(cc)    Amount Distributed to Class R Certificateholders                                                                    0.00

(dd)    Net Weighted Average Contract Rate                                                                                  9.37%

(ee)    Number of Manufactured Homes currently held due to repossession                                                   219.00
        Principal balance of Manufactured Homes currently held                                                      8,015,707.27

(ff)    Class A-1 Principal Balance percentage                                                                             78.07%
        Class A-2 Pool Principal Balance percentage                                                                       100.00%
        Class A-3 Pool Principal Balance percentage                                                                       100.00%
        Class A-4 Pool Principal Balance percentage                                                                       100.00%
        Class A-5 Pool Principal Balance percentage                                                                       100.00%

(gg)    Aggregate Deficiency Amounts                                                                                        0.00
        Servicer Deficiency Amounts received                                                                                0.00

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